                        ANNUAL REPORT / OCTOBER 31 2000

                            AIM MID CAP GROWTH FUND

                                  [COVER IMAGE]

                             [AIM LOGO APPEARS HERE]

                            --Registered Trademark--

                                  [COVER IMAGE]

                     -------------------------------------

                   VASE WITH RED POPPIES BY VINCENT VAN GOGH

                  VAN GOGH'S MASTERPIECE SPARKLES WITH BRIGHT,

                 CAPTIVATING COLORS. WE BELIEVE IT CAPTURES THE

                SPIRIT OF THE VIBRANT COMPANIES THAT WE SEEK TO

                        OWN IN AIM MID CAP GROWTH FUND.

                     -------------------------------------

AIM Mid Cap Growth Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of stocks of medium-sized companies which management believes will experience above-average long-term growth in earnings.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:
o AIM Mid Cap Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o In addition to returns as of the close of the fiscal year, found later in this report, industry regulations require us to provide average annual returns (including sales charges) for the periods ended 9/30/00 (the most recent quarter-end) which are: Class A shares, inception (11/1/99) 49.24%. Class B shares, inception (11/1/99), 51.70%. Class C shares, inception (11/1/99), 55.70%.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its return is attributable to its investment in IPOs, which had a magnified impact when the fund's asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Investing in micro-, small and mid-sized companies may involve risks not associated with investing in more established companies. Also, micro and small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:
o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-size company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) represents the perfomance of the U.S. stock market.
o The unmanaged Standard & Poor's MidCap 400 Index (the S&P 400) comprises the common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                            AIM MID CAP GROWTH FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    It's an honor to address you as the AIM Funds' new chairman.
     [PHOTO OF      I feel privileged to succeed Ted Bauer, who recently retired
     Robert H.      from the funds' board and will soon retire as A I M
      Graham,       Management Group's chairman after a long, successful career
    Chairman of in the investment industry. Ted has always shown the highest the Board of degree of integrity and commitment to excellence, and I have
      THE FUND      always admired him. I'm also proud to be part of the team
   APPEARS HERE]    that launched AIM almost 25 years ago. From the beginning,
                    AIM has been a very people-oriented, service-minded company, and I plan to carry on the tradition for our shareholders, financial advisors and employees.

                    UNCERTAIN MARKETS
                    The markets this year have been particularly volatile and confusing for many investors, especially for those who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 was down 1.81% year-to-date as of October 31, 2000. But market returns in the 20% to 30% range, such as we have seen in recent years, are not typical. If you expect these kinds of returns every year, you'll be disappointed. Historically, markets decline in one out of every four years. What we're seeing now is a normal downturn.
    This appears to be a worldwide trend. Throughout 2000, overseas markets generally have been more turbulent than their U.S. counterpart.

REASONS FOR OPTIMISM
While investors may need to temper their expectations, there are plenty of reasons to be optimistic. Economic fundamentals remain strong, and many believe that the Federal Reserve Board may have succeeded in bringing the economy to a "soft landing." Gross domestic product growth slowed to 2.4% in the third quarter from the rapid pace of about 7% a year ago. With this slowdown, it seems unlikely that the Fed will raise interest rates in the near future, and stable interest rates provide a solid environment for both stocks and bonds.
    In Europe, the region's economic and investment future continues to look bright despite the weak euro. Restructuring, merger activity and tax reform bode well for European economies. In Asia, most analysts think the continuing strength of the U.S. economy will help boost Asian stock markets.

THE VALUE OF ADVICE
The current environment illustrates the value of professional money management. Knowing when to buy and sell takes expertise and discipline even in the best of markets. During downturns, many investors may be tempted to make decisions based on emotions instead of strategy. The wisest choice is to rely on a professional money manager to make these decisions for you.
    In these uncertain times, it's important to keep market volatility in perspective. Mutual fund investing should be a long-term endeavor. Remember why you're investing, whether it's for your retirement or your child's education, and think about your time frame. If you're unsure about whether your investments can meet your goals, visit your financial advisor for help.
    In the following pages, your fund's portfolio managers discuss market activity, how they managed your fund during the fiscal year and their near-term outlook. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM

Robert H. Graham
Chairman

                     -------------------------------------

                                   THE CURRENT

                                  ENVIRONMENT

                             ILLUSTRATES THE VALUE

                                OF PROFESSIONAL

                               MONEY MANAGEMENT.

                              KNOWING WHEN TO BUY

                                 AND SELL TAKES

                                 EXPERTISE AND

                             DISCIPLINE EVEN IN THE

                                BEST OF MARKETS.

                     -------------------------------------

                            AIM MID CAP GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND POSTS EXCELLENT GAINS AS MID-CAP STOCKS EMERGE AS MARKET LEADERS


MID-CAP STOCKS WERE AMONG THE BRIGHT SPOTS IN AN OFTEN TURBULENT MARKET. HOW DID AIM MID CAP GROWTH FUND PERFORM?
The fund, which debuted on November 1, 1999, benefited from the strong performance of mid-cap stocks during the fiscal year. Excluding sales charges, cumulative total returns for Class A, Class B and Class C shares from the fund's inception through October 31, 2000, were 43.80%, 42.50% and 42.60%, respectively. The fund outperformed the S&P 400 and the Lipper Mid-Cap Growth Fund Index, which recorded gains of 31.65% and 34.54%, respectively, over the same period.
    The fund's performance for the entire reporting period includes significant gains made late in 1999 and early 2000 when the stock market performed quite strongly; during the second half of the reporting period, performance was adversely affected by the sell-off in technology stocks and other market difficulties.
    Since our initial report six months ago, the fund's total net assets have grown from $161 million to $249 million.

WHAT WERE THE MAJOR STOCK-MARKET TRENDS?
A strong market rally in the first half of the fiscal year was followed by a choppy, downward-trending market in the second half. In late 1999 and early 2000, technology stocks led the market surge as the Dow set a record in January. The tech-laden Nasdaq continued to soar to record levels well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. The stocks of Internet companies with no earnings were particularly hard hit. Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and to contain inflation. Interest-rate concerns prompted a sell-off that affected nearly every stock-market sector in April and caused markets to be extremely volatile.
    After raising interest rates in May, the Fed ceased its monetary tightening policy for the remainder of the reporting period. Markets rallied in late May and June amid mounting evidence that economic growth was slowing, reducing the probability of additional Fed rate hikes. However, in late summer and early fall, rising oil prices, unrest in the Middle East and, perhaps most importantly, concern about corporate earnings converged to produce another steep market decline. A number of major corporations reported earnings disappointments in September and October, as rising oil prices and a weak euro cut into profit margins.
    Because of strong performance during the first half of the fiscal year, most market indexes recorded gains for the reporting period. After tech stocks faded, stocks in several other sectors, such as health care, financial services, energy and utilities, posted healthy gains. Mid-cap stocks outperformed large- and small-cap stocks. During the first half of the year, growth stocks outperformed value stocks by a wide margin. But in the second half of the year, the situation was reversed, with value stocks emerging as the clear-

[ART WORK]

TOTAL RETURNS

11/1/99-10/31/00, excluding sales charges
================================================================================
FUND CLASS A SHARES                          43.80%

FUND CLASS B SHARES                          42.50%

FUND CLASS C SHARES                          42.60%

LIPPER MID-CAP GROWTH FUND INDEX             34.54%

S&P 400                                      31.65%
================================================================================

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/00, including sales charges

================================================================================
CLASS A SHARES
  Inception (11/1/99)                 35.92%*
  *43.80%, excluding sales charges

CLASS B SHARES
  Inception (11/1/99)                 37.50%*
  *42.50%, excluding CDSC

CLASS C SHARES
  Inception (11/1/99)                 41.60%*
  *42.60%, excluding CDSC
================================================================================

Past performance cannot guarantee comparable future results. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

          See important fund and index disclosures inside front cover.

                            AIM MID CAP GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


cut market leaders as investors sought more reasonably priced issues.

HOW WAS THE FUND MANAGED?
We seek to invest the majority of the fund's assets in companies within the market-cap range of the S&P 400. By focusing on medium-sized companies, the fund endeavors to provide much of the growth opportunity of investing in small-cap companies but with less volatility.
    At the close of the fiscal year, the fund had 87 holdings. Although technology stocks made up 34% of the portfolio, the fund had no exposure to volatile dot-com companies. The focus was on technology companies with solid earnings and concrete business plans. Energy stocks, which benefited from rising oil prices, made up 12% of the portfolio. Consumer-cyclical stocks also composed about 12% of the fund's holdings. While this sector generally struggled, the stocks of a number of smaller specialty retailers performed well.
    The portfolio also benefited from its health-care holdings. Demand for health-care services and products tends to remain constant regardless of economic trends. We avoided the stocks of biotech companies, however, because of their speculative nature.

WHAT WERE THE LEADING STOCKS IN THE PORTFOLIO?

o Comverse Technology, the fund's top holding, is the leading maker of voice-mail messaging systems.
o Medicis Pharmaceutical markets products for treating skin disorders and conditions.
o Bed Bath & Beyond sells high-quality bed linens, bathroom accessories, kitchen accessories and home furnishings at its 250 stores across the United States.
o Health Management Associates operates 30 hospitals in rural areas, predominantly in the South.
o   Sanmina makes electronic components, including circuit boards and cables.
o Newport makes precision components and automated assembly, measurement and test equipment used in the aerospace, fiber-optic communications and semiconductor-manufacturing industries.
o Rational Software makes software that allows companies to build programs from reusable strings of code, eliminating the need to write line by line.
o Research In Motion is perhaps best known for its small two-way e-mail pager, which allows users to send and receive messages.
o Methode Electronics makes electronic and optical components, including connectors and automotive electronic controls.
o Mercury Interactive makes testing software for e-business applications, enterprise resource planning applications and client/server software.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
At the close of the reporting period, the economic climate appeared favorable for stocks despite often extreme market volatility. The nation's unemployment rate was at its lowest level in three decades. And except for higher oil prices, inflation was moderate.

PORTFOLIO COMPOSITION

As of 10/31/00, based on total net assets

========================================================================================================================
TOP 10 EQUITY HOLDINGS                                           TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------
 1. Comverse Technology, Inc.                          2.52%      1. Computers (Software & Services)              13.82%
 2. Medicis Pharmaceutical Corp. - Class A             2.42       2. Oil & Gas (Drilling & Equipment)              9.55
 3. Bed, Bath & Beyond Inc.                            2.33       3. Electronics (Semiconductors)                  7.86
 4. Health Management Associates, Inc. - Class A       2.20       4. Communications Equipment                      6.74
 5. Sanmina Corp.                                      1.93       5. Electronics (Instrumentation)                 5.20
 6. Newport Corp.                                      1.88       6. Retail (Specialty)                            4.74
 7. Rational Software Corp.                            1.84       7. Retail (Specialty-Apparel)                    4.30
 8. Research In Motion Ltd. (Canada)                   1.83       8. Broadcasting (Television, Radio & Cable)      3.72
 9. Methode Electronics, Inc. - Class A                1.79       9. Electrical Equipment                          3.63
10. Mercury Interactive Corp.                          1.76      10. Oil & Gas (Exploration & Production)          3.38

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================================================

    Interest rates stabilized as the Fed took at least a temporary respite from its monetary tightening policy, which had periodically roiled markets for more than a year. Perhaps most importantly, corporate profits, while declining, were still impressive for many companies, particularly medium-sized and smaller firms. However, because of a degree of uncertainty surrounding near-term economic, political and international trends and developments, markets may continue to be volatile.

                     -------------------------------------

                            READ THIS REPORT ONLINE!

                      Early in 2001, a new service will be

                     available--electronic delivery of fund

                      reports and prospectuses. Soon, you

                      can read the same AIM report you are

                     reading now--online. Once you sign up

                      for the service, we will send you a

                     link to the report via e-mail. If you

                     choose to receive your reports online,

                      you will not receive a paper copy by

                      mail. You may cancel the service at

                       any time by visiting our Web site.

                          Please visit our Web site at

                      www.aimfunds.com and go to "Your AIM

                      Account." Log into your account and

                     then click on the "View Other Account

                       Options" dropdown menu and select

                                  "eDelivery."

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                            AIM MID CAP GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION

[ART WORK]

CHOOSE YOUR INVESTMENT PALETTE

No two pieces of art are exactly alike. Just as an artist may use different paints to create a piece, so does an investor use different kinds of investments to create a portfolio. And as with art, tastes can change over time--most investors have different goals at different stages in their lives, as well as varying tolerance for risk. The biggest advantage mutual funds offer is the potential for diversification. Providing funds with assorted objectives and goals allows investors to shape their portfolios to their specific needs and to spread their risk over several different funds, rather than painting their portfolios all one color.

GROWTH VS. INCOME
If you look at the list of AIM's retail mutual funds on the back of your fund report, you'll notice that they are divided into different types. Two that frequently appear are growth and income. Common stock is normally the growth component of a mutual fund with growth as a primary or secondary objective. Bonds are typically the income components of a mutual fund with income as a primary or secondary objective.
    Let's take a closer look at the categories into which AIM's retail mutual funds are divided. Keep in mind that funds listed under the same category don't necessarily have the same kind of investment strategy or portfolio, even if they have the same objective.

DOMESTIC MUTUAL FUNDS

GROWTH FUNDS
Growth funds typically invest in common stocks of companies whose businesses are growing. Growth companies tend to reinvest their profits toward expansion of their potential to produce greater returns instead of paying dividends. So growth mutual funds focus on generating capital gains--increasing the value of the stocks they hold--rather than current income, which means they generally don't pay regular income dividends. Growth funds usually do, however, make one capital-gains distribution per year, when there are gains.

    An increase over time in the value of a growth fund's portfolio means the fund's value, or share price, increases over time also. Shareholders in a growth fund, then, make money by selling their shares for more than they paid for them. Of course, the opposite is also true--shareholders can lose money by selling their shares for less than they paid for them. Growth funds usually range from moderate to very aggressive, depending on the size and types of companies in which they invest.

GROWTH AND INCOME FUNDS
A growth and income fund generally invests in common and preferred stocks and bonds of older, more established companies that have a longer track record of growth and paying dividends.
    A typical growth and income mutual fund will pay quarterly or annual income dividends to its shareholders. (Monthly dividends are not common.) In this way, growth and income funds can potentially provide long-term growth of investments and also current income. These funds tend to be more conservative than growth funds.

INCOME FUNDS
Income funds are generally designed to provide high current income rather than long-term growth. To that end, income funds usually invest chiefly in interest-paying corporate and government bonds. They may also own stocks of companies that pay regular dividends. Some income funds are more aggressive than others. The aggressiveness of a particular fund depends not only on the kinds of securities in which it invests, but also on the fund's sector allocation and maturity structure.
    For example, Treasury securities are considered a relatively safe investment because they are guaranteed by the U.S. government. However, lower risk also means lower return potential. On the other hand, lower-rated corporate bonds, often called junk bonds, involve more risk because they are not guaranteed--they are only as good as the companies that issue them. But the added risk also means higher return potential.
    Income funds are considered more conservative and are suited for investors seeking income rather than growth.

[ART WORK]

                            AIM MID CAP GROWTH FUND

                        ANNUAL REPORT / FOR CONSIDERATION


TAX-FREE INCOME OR MUNICIPAL FUNDS
These funds provide shareholders with current income that is tax-exempt at some level, depending on the securities in which they invest. So municipal mutual funds appeal to investors who are looking to reduce income that would otherwise be subject to tax. Municipal bonds or notes, which are issued by state or local governments, are generally exempt from federal taxes. Federal securities, like Treasury bonds, are usually exempt from state taxes. And then there are some securities that are exempt from both federal and state taxes.(1)

MONEY MARKET FUNDS
A money market fund is one of the safest types of mutual funds available because its main goal is preserving your investment while paying current income in the form of interest. As a result, these funds tend to appeal to investors looking for safety, liquidity and some income from their investment. Money market funds invest in high-quality short-term securities such as commercial paper and U.S. government agency securities. Although money market funds are not guaranteed or insured by the U.S. government, the securities they hold are less risky than other types of fixed-income securities. The trade-off for safety of principal investment is a lower rate of return.(2)

[ART WORK]

INTERNATIONAL AND GLOBAL MUTUAL FUNDS

INTERNATIONAL GROWTH FUNDS
An international growth fund has the same objective as a domestic growth fund, except it invests in stocks of companies located outside the United States. Like their domestic counterparts, international growth funds tend to pay distributions in the form of capital gains rather than dividends. An international growth mutual fund might invest in a particular country, region or continent depending on the investment strategy shown in its prospectus.
    International funds carry different risks than domestic funds because most foreign markets are not as established as the markets in the United States. Other risks include changes in the value of the U.S. dollar compared to foreign currencies, accounting differences, political risks and foreign regulatory differences.

GLOBAL GROWTH, GLOBAL GROWTH AND INCOME, AND GLOBAL INCOME FUNDS
These funds are similar to their domestic equivalents in terms of their goals and the income distributions they pay. Global funds are comparable to international funds in that they can invest in stocks of companies outside the United States. But global funds can also invest substantially in U.S. stocks; international funds generally do not. The amount of a global fund's portfolio that can be invested in the United States varies greatly from fund to fund, according to a fund's prospectus. Global funds carry the same risks as international funds.

SPECIALIZED FUNDS

THEME FUNDS
Theme or sector funds invest primarily in a particular industry or sector of the economy, either domestically or globally. Theme funds are required by prospectus to invest a certain percentage of their assets in their industry or sector of choice under normal market conditions. As a result, theme funds present greater risk and potential reward than more diversified funds. The types of securities held by a theme fund determine its goal of growth and/or income.

--------------------------------------------------------------------------------
TYPES OF FUND DISTRIBUTIONS

INCOME DIVIDENDS are paid from dividends and/or interest from securities in a fund's portfolio. For example, if a company in which a mutual fund owns stock distributes some of its earnings to its shareholders as a dividend, the fund passes on those earnings to its own shareholders. Income dividends are usually taxed as ordinary income.

CAPITAL GAINS represent the net profit realized from the growth in value of the holdings in a fund's portfolio. These distributions are usually made once per year. There are two types of capital gains:
o Short-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for less than a year. Short-term capital gains are taxed as ordinary income.
o Long-term capital gains are paid from net profits gained when a mutual fund sells stocks or bonds it has held for more than a year. Long-term capital gains are usually taxed at the capital-gains rate, which is typically lower than ordinary income-tax rates.
--------------------------------------------------------------------------------

(1) Investors in tax-free income funds still have a risk of incurring taxes on capital-gains distributions, for example, so it's wise to see your tax advisor before investing in such funds.
(2) There is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share.

See the back cover for a complete list of AIM's retail mutual funds. For more information about your fund's objective, read your fund prospectus. For more complete information about any AIM fund(s), including sales charges and expenses, ask your Financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                            AIM MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2000

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-92.63%

BIOTECHNOLOGY-2.83%

Affymetrix, Inc.(a)                      43,000   $  2,381,125
--------------------------------------------------------------
Celera Genomics(a)                       37,100      2,504,250
--------------------------------------------------------------
Millennium Pharmaceuticals, Inc.(a)      29,800      2,162,362
==============================================================
                                                     7,047,737
==============================================================

BROADCASTING (TELEVISION, RADIO & CABLE)-3.72%

Hispanic Broadcasting Corp.(a)          106,100      3,315,625
--------------------------------------------------------------
Pegasus Communications Corp.(a)          73,800      2,624,512
--------------------------------------------------------------
Univision Communications Inc.-Class
  A(a)                                   74,400      2,845,800
--------------------------------------------------------------
Westwood One, Inc.(a)                    24,200        458,287
==============================================================
                                                     9,244,224
==============================================================

COMMUNICATIONS EQUIPMENT-6.74%

Acterna Corp.(a)                         74,300      1,188,800
--------------------------------------------------------------
ADC Telecommunications, Inc.(a)          80,100      1,712,137
--------------------------------------------------------------
Andrew Corp.(a)                         122,600      3,225,912
--------------------------------------------------------------
Comverse Technology, Inc.(a)             56,100      6,269,175
--------------------------------------------------------------
Polycom, Inc.(a)                         49,700      3,230,500
--------------------------------------------------------------
Tollgrade Communications, Inc.(a)        11,800      1,129,850
==============================================================
                                                    16,756,374
==============================================================

COMPUTERS (PERIPHERALS)-1.58%

SanDisk Corp.(a)                         73,082      3,927,016
==============================================================

COMPUTERS (SOFTWARE & SERVICES)-13.82%

Advanced Fibre Communications, Inc.(a)   74,300      2,419,394
--------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                       27,500      4,355,312
--------------------------------------------------------------
HomeStore.com, Inc.(a)                   64,400      2,189,600
--------------------------------------------------------------
Interwoven, Inc.(a)                      32,300      3,254,225
--------------------------------------------------------------
Macrovision Corp.(a)                     53,400      3,891,525
--------------------------------------------------------------
Mercury Interactive Corp.(a)             39,500      4,384,500
--------------------------------------------------------------
Orbotech, Ltd. (Israel)(a)               45,425      2,404,686
--------------------------------------------------------------
Portal Software, Inc.(a)                 56,400      1,984,575
--------------------------------------------------------------
Quest Software, Inc.(a)                  64,300      2,809,106
--------------------------------------------------------------
Rational Software Corp.(a)               76,600      4,572,062
--------------------------------------------------------------
webMethods, Inc.(a)                       9,700        862,087
--------------------------------------------------------------
Websense, Inc.(a)                        69,500      1,251,000
==============================================================
                                                    34,378,072
==============================================================

CONSUMER FINANCE-1.13%

Capital One Financial Corp.              44,600      2,815,375
==============================================================

ELECTRICAL EQUIPMENT-3.63%

Cree, Inc.(a)                            22,300      2,213,275
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRICAL EQUIPMENT-(CONTINUED)

Sanmina Corp.(a)                         41,900   $  4,789,694
--------------------------------------------------------------
Veeco Instruments Inc.(a)                30,700      2,032,436
==============================================================
                                                     9,035,405
==============================================================

ELECTRONICS (INSTRUMENTATION)-5.20%

Methode Electronics, Inc.-Class A       118,400      4,454,800
--------------------------------------------------------------
Newport Corp.                            40,900      4,670,908
--------------------------------------------------------------
PerkinElmer, Inc.                        31,900      3,812,050
==============================================================
                                                    12,937,758
==============================================================

ELECTRONICS (SEMICONDUCTORS)-7.86%

Elantec Semiconductor, Inc.(a)           16,600      1,846,750
--------------------------------------------------------------
Exar Corp.(a)                            73,700      3,293,469
--------------------------------------------------------------
Integrated Device Technology, Inc.(a)    29,300      1,649,956
--------------------------------------------------------------
Microchip Technology Inc.(a)             71,825      2,271,466
--------------------------------------------------------------
MIPS Technologies, Inc.-Class A(a)       54,700      2,194,837
--------------------------------------------------------------
Semtech Corp.(a)                         70,400      2,270,400
--------------------------------------------------------------
TranSwitch Corp.(a)                      34,600      1,998,150
--------------------------------------------------------------
Vitesse Semiconductor Corp.(a)           57,500      4,021,406
==============================================================
                                                    19,546,434
==============================================================

FINANCIAL (DIVERSIFIED)-1.46%

SEI Investments Co.                      39,900      3,620,925
==============================================================

HEALTH CARE (DRUGS-GENERIC & OTHER)-3.24%

Forest Laboratories, Inc.(a)             15,400      2,040,500
--------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class A(a)  81,900      6,029,887
==============================================================
                                                     8,070,387
==============================================================

HEALTH CARE (HOSPITAL MANAGEMENT)-2.20%

Health Management Associates,
  Inc.-Class A(a)                       276,400      5,476,175
==============================================================

HEALTH CARE (MANAGED CARE)-0.74%

Caremark Rx, Inc.(a)                    148,000      1,850,000
==============================================================

HEALTH CARE (SPECIALIZED SERVICES)-0.63%

Laboratory Corp. of America Holdings(a)  11,700      1,578,038
==============================================================

INSURANCE (MULTI-LINE)-1.50%

ACE Ltd. (Bermuda)                       95,000      3,728,750
==============================================================

INSURANCE BROKERS-0.70%

Aon Corp.                                42,200      1,748,663
==============================================================

INVESTMENT BANKING/BROKERAGE-2.61%

Edwards (A.G.), Inc.                     29,000      1,471,750
--------------------------------------------------------------
Legg Mason, Inc.                         39,600      2,056,725
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
INVESTMENT BANKING/BROKERAGE-(CONTINUED)

Lehman Brothers Holdings Inc.            46,100   $  2,973,450
==============================================================
                                                     6,501,925
==============================================================

INVESTMENT MANAGEMENT-1.00%

Federated Investors, Inc.-Class B        10,600        308,725
--------------------------------------------------------------
Stilwell Financial, Inc.                 48,500      2,173,406
==============================================================
                                                     2,482,131
==============================================================

LEISURE TIME (PRODUCTS)-1.50%

Harley-Davidson, Inc.                    77,300      3,724,894
==============================================================

MANUFACTURING (SPECIALIZED)-0.56%

Millipore Corp.                          26,600      1,396,500
==============================================================

OIL & GAS (DRILLING & EQUIPMENT)-9.55%

BJ Services Co.(a)                       15,900        833,756
--------------------------------------------------------------
Cal Dive International, Inc.(a)          14,900        741,275
--------------------------------------------------------------
Chiles Offshore, Inc.(a)                 64,700      1,035,200
--------------------------------------------------------------
Cooper Cameron Corp.(a)                  28,500      1,553,250
--------------------------------------------------------------
ENSCO International Inc.                 57,800      1,921,850
--------------------------------------------------------------
Grant Prideco, Inc.(a)                  103,700      1,924,931
--------------------------------------------------------------
Nabors Industries, Inc.(a)               56,200      2,860,580
--------------------------------------------------------------
National-Oilwell, Inc.(a)                83,700      2,448,225
--------------------------------------------------------------
Patterson Energy, Inc.(a)                83,700      2,354,063
--------------------------------------------------------------
Rowan Cos., Inc.(a)                      70,000      1,763,125
--------------------------------------------------------------
Smith International, Inc.(a)             28,300      1,995,150
--------------------------------------------------------------
Transocean Sedco Forex Inc.              44,300      2,347,900
--------------------------------------------------------------
Weatherford International, Inc.(a)       54,200      1,978,300
==============================================================
                                                    23,757,605
==============================================================

OIL & GAS (EXPLORATION & PRODUCTION)-3.38%

Anadarko Petroleum Corp.                 41,700      2,670,885
--------------------------------------------------------------
Kerr-McGee Corp.                         60,600      3,957,938
--------------------------------------------------------------
Spinnaker Exploration Co.(a)             58,900      1,781,725
==============================================================
                                                     8,410,548
==============================================================

RETAIL (DISCOUNTERS)-1.12%

Dollar Tree Stores, Inc.(a)              70,900      2,773,963
==============================================================

RETAIL (SPECIALTY)-4.74%

Bed Bath & Beyond Inc.(a)               224,600      5,797,488
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (SPECIALTY)-(CONTINUED)

Linens 'n Things, Inc.(a)                91,200   $  2,804,400
--------------------------------------------------------------
Tiffany & Co.                            74,500      3,180,219
==============================================================
                                                    11,782,107
==============================================================

RETAIL (SPECIALTY-APPAREL)-4.30%

American Eagle Outfitters, Inc.(a)       63,700      2,193,669
--------------------------------------------------------------
AnnTaylor Stores Corp.(a)                50,300      1,509,000
--------------------------------------------------------------
Intimate Brands, Inc.                   112,100      2,676,388
--------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)           48,300      1,412,775
--------------------------------------------------------------
Talbots, Inc. (The)                      36,900      2,917,406
==============================================================
                                                    10,709,238
==============================================================

SERVICES (ADVERTISING/MARKETING)-1.40%

Lamar Advertising Co.(a)                 72,700      3,489,600
==============================================================

SERVICES (DATA PROCESSING)-1.05%

Fiserv, Inc.(a)                          49,600      2,600,900
==============================================================

SHIPPING-1.50%

Frontline Ltd. (Norway)(a)              152,000      2,506,602
--------------------------------------------------------------
Teekay Shipping Corp. (Bahamas)          33,000      1,233,375
==============================================================
                                                     3,739,977
==============================================================

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-2.94%

Crown Castle International Corp.(a)      91,200      2,764,500
--------------------------------------------------------------
Research in Motion Ltd. (Canada)(a)      45,500      4,550,000
==============================================================
                                                     7,314,500
==============================================================
    Total Common Stocks & Other
      Equity Interests (Cost
      $215,395,998)                                230,445,221
==============================================================

MONEY MARKET FUNDS-10.36%

STIC Liquid Assets Portfolio(b)      12,887,538     12,887,538
--------------------------------------------------------------
STIC Prime Portfolio(b)              12,887,538     12,887,538
==============================================================
    Total Money Market Funds (Cost
      $25,775,076)                                  25,775,076
==============================================================
TOTAL INVESTMENTS-102.99%
  (Cost $241,171,074)                              256,220,297
==============================================================
LIABILITIES LESS OTHER
  ASSETS-(2.99%)                                    (7,445,155)
==============================================================
NET ASSETS-100.00%                                $248,775,142
______________________________________________________________
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2000

ASSETS:

Investments, at market value (cost
  $241,171,074)                                 $256,220,297
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,421,580
------------------------------------------------------------
  Fund shares sold                                 3,338,842
------------------------------------------------------------
  Dividends                                          131,546
------------------------------------------------------------
Investment for deferred compensation plan              5,077
------------------------------------------------------------
Other assets                                          49,056
============================================================
    Total assets                                $263,166,398
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           13,555,939
------------------------------------------------------------
  Fund shares reacquired                             341,220
------------------------------------------------------------
  Deferred compensation plan                           5,077
------------------------------------------------------------
Accrued advisory fees                                164,772
------------------------------------------------------------
Accrued administrative services fees                   4,235
------------------------------------------------------------
Accrued distribution fees                            159,344
------------------------------------------------------------
Accrued transfer agent fees                           57,706
------------------------------------------------------------
Accrued operating expenses                           102,963
============================================================
    Total liabilities                             14,391,256
============================================================
Net assets applicable to shares outstanding     $248,775,142
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $114,912,741
____________________________________________________________
============================================================
Class B                                         $103,893,459
____________________________________________________________
============================================================
Class C                                         $ 29,968,942
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class A                                            7,993,049
____________________________________________________________
============================================================
Class B                                            7,288,903
____________________________________________________________
============================================================
Class C                                            2,101,630
____________________________________________________________
============================================================
Class A:
  Net asset value and redemption price per
    share                                       $      14.38
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.38 divided by
      94.50%)                                   $      15.22
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $      14.25
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $      14.26
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 2000

INVESTMENT INCOME:

Dividends from Affiliated Money Market Funds    $    873,331
------------------------------------------------------------
Dividends                                            223,199
------------------------------------------------------------
Interest                                             124,739
============================================================
    Total investment income                        1,221,269
============================================================

EXPENSES:

Advisory fees                                      1,125,851
------------------------------------------------------------
Administrative services fee                           50,000
------------------------------------------------------------
Custodian fees                                        53,463
------------------------------------------------------------
Distribution fees -- Class A                         239,790
------------------------------------------------------------
Distribution fees -- Class B                         553,529
------------------------------------------------------------
Distribution fees -- Class C                         168,671
------------------------------------------------------------
Transfer agent fees -- Class A                       155,561
------------------------------------------------------------
Transfer agent fees -- Class B                       148,329
------------------------------------------------------------
Transfer agent fees -- Class C                        45,199
------------------------------------------------------------
Trustees' fees                                         7,132
------------------------------------------------------------
Registration and filing fees                         151,123
------------------------------------------------------------
Other                                                 91,594
============================================================
    Total expenses                                 2,790,242
============================================================
Less: Expenses paid indirectly                        (5,334)
============================================================
    Net expenses                                   2,784,908
============================================================
Net investment income (loss)                      (1,563,639)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (25,894,692)
------------------------------------------------------------
  Foreign currencies                                   3,938
------------------------------------------------------------
  Option contracts written                           385,827
============================================================
                                                 (25,504,927)
============================================================
Net unrealized appreciation of:
  Investment securities                           15,049,224
============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (10,455,703)
============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(12,019,342)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended October 31, 2000

                                                                  2000
                                                              ------------
OPERATIONS:

  Net investment income (loss)                                $ (1,563,639)
--------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (25,504,927)
--------------------------------------------------------------------------
  Net unrealized appreciation of investment securities          15,049,224
==========================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (12,019,342)
==========================================================================
Share transactions-net:
  Class A                                                      119,193,513
--------------------------------------------------------------------------
  Class B                                                      110,167,503
--------------------------------------------------------------------------
  Class C                                                       31,433,468
==========================================================================
    Net increase in net assets                                 248,775,142
==========================================================================

NET ASSETS:

  Beginning of year                                                     --
==========================================================================
  End of year                                                 $248,775,142
__________________________________________________________________________
==========================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $259,252,997
--------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (18,214)
--------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (25,508,865)
--------------------------------------------------------------------------
  Unrealized appreciation of investment securities              15,049,224
==========================================================================
                                                              $248,775,142
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

October 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios, each having an unlimited number of shares of beneficial interest. Prior to June 17, 2000 the Fund was organized as a series portfolio of AIM Equity Funds, Inc. At a meeting held on February 3, 2000, the Board of Directors of AIM Equity Funds, Inc. approved an Agreement and Plan of Reorganization (the "Reorganization") which reorganized the Fund as a series portfolio of the Trust. Shareholders of the Fund approved the Reorganization at a meeting held on June 16 , 2000. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The Fund commenced operations November 1, 1999.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
     On October 31, 2000, undistributed net investment income was increased by $1,545,425, undistributed net realized gains were decreased by $3,938 and paid-in capital was decreased by $1,541,487 as a result of differences due to stock issuance cost reclassifications, foreign currency transactions and net operating loss reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

     The fund has a capital loss carryforward of $23,619,065 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2008.
E. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
G. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $1 billion of the Fund's average daily net assets plus 0.75% of the Fund's average daily net assets over $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2000, AIM was paid $50,000 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the year ended October 31, 2000, AFS was paid $189,746 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2000, the Class A, Class B and Class C shares paid AIM Distributors $239,790, $553,529 and $168,671, respectively, as compensation under the Plans.

  AIM Distributors received commissions of $422,379 from sales of the Class A shares of the Fund during the year ended October 31, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2000, AIM Distributors received $23,692 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2000, the Fund paid legal fees of $3,749 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,932 and reductions in custodian fees of $3,402 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,334.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2000 was $473,814,109 and $232,544,249, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 29,186,413
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (15,584,380)
=========================================================
Net unrealized appreciation of investment
  securities                                 $ 13,602,033
_________________________________________________________
=========================================================
Cost of investments for tax purposes is
$242,618,265.

NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2000 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ----------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    ---------
Beginning of year                      --       $      --
---------------------------------------------------------
Written                               685         557,589
---------------------------------------------------------
Closed                               (685)       (557,589)
=========================================================
End of year                            --       $      --
_________________________________________________________
=========================================================

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2000 were as follows:

                                                                   OCTOBER 31, 2000
                                                              --------------------------
                                                                SHARES         AMOUNT
                                                              ----------    ------------
Sold:
  Class A                                                      9,973,512    $148,793,995
----------------------------------------------------------------------------------------
  Class B                                                      7,790,721     117,866,319
----------------------------------------------------------------------------------------
  Class C                                                      2,332,138      34,964,988
========================================================================================
Reacquired:
  Class A                                                     (1,980,463)    (29,600,482)
----------------------------------------------------------------------------------------
  Class B                                                       (501,818)     (7,698,816)
----------------------------------------------------------------------------------------
  Class C                                                       (230,508)     (3,531,520)
========================================================================================
                                                              17,383,582    $260,794,484
________________________________________________________________________________________
========================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                  CLASS A            CLASS B            CLASS C
                                                              ----------------   ----------------   ----------------
                                                              NOVEMBER 1, 1999   NOVEMBER 1, 1999   NOVEMBER 1, 1999
                                                              (DATE OPERATIONS   (DATE OPERATIONS   (DATE OPERATIONS
                                                               COMMENCED) TO      COMMENCED) TO      COMMENCED) TO
                                                                OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                                  2000(a)            2000(a)            2000(a)
                                                              ----------------   ----------------   ----------------
Net asset value, beginning of period                              $  10.00           $  10.00           $ 10.00
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                       (0.12)             (0.22)            (0.22)
--------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)              4.50               4.47              4.48
====================================================================================================================
    Total from investment operations                                  4.38               4.25              4.26
====================================================================================================================
Net asset value, end of period                                    $  14.38           $  14.25           $ 14.26
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(b)                                                      43.80%             42.50%            42.60%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $114,913           $103,893           $29,969
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets                               1.63%(c)           2.32%(c)          2.32%(c)
====================================================================================================================
Ratio of net investment income (loss) to average net assets          (0.76)%(c)         (1.45)%(c)        (1.45)%(c)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                                183%               183%              183%
____________________________________________________________________________________________________________________
====================================================================================================================

(a) Calculated using average shares outstanding.
(b) Does not include sales charges or contingent deferred sales charges.
(c) Ratios are based on average daily net assets of $68,511,425, $55,352,933 and $16,867,070 for Class A, Class B and Class C, respectively.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Trustees
                       AIM Equity Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Mid Cap Growth Fund (a portfolio of AIM Equity Funds), including the schedule of investments, as of October 31, 2000, the related statement of operations, the statement of changes in net assets, and financial highlights for the period November 1, 1999 (date operations commenced) through October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

                       We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Mid Cap Growth Fund as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the period November 1, 1999 (date operations commenced) through October 31, 2000 in conformity with generally accepted accounting principles in the United States of America.

                       KPMG LLP

                       December 6, 2000
                       Houston, Texas

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of AIM Mid Cap Growth Fund (the "Fund"), a portfolio of AIM Equity Funds, Inc., a Maryland corporation (the "Company"), reorganized as AIM Equity Funds, a Delaware business trust (the "Trust"), was held on May 3, 2000. The meeting was held for the following purposes:

(1)* To elect the following Directors: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar.

(2)* To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4) To ratify the selection of KPMG LLP as independent accountants of the Fund for the fiscal year ending in 2000.

    The results of the voting on the above matters were as follows:

                                                                                     VOTES       WITHHELD/
      DIRECTORS/MATTER                                               VOTES FOR      AGAINST     ABSTENTIONS
      ----------------                                              -----------   -----------   -----------
(1)*  Charles T. Bauer............................................  880,499,527           N/A    21,899,315
      Bruce L. Crockett...........................................  880,943,079           N/A    21,455,763
      Owen Daly II................................................  880,468,204           N/A    21,930,638
      Edward K. Dunn, Jr. ........................................  880,922,500           N/A    21,476,342
      Jack M. Fields..............................................  880,960,800           N/A    21,438,042
      Carl Frischling.............................................  880,836,332           N/A    21,562,510
      Robert H. Graham............................................  880,965,547           N/A    21,433,295
      Prema Mathai-Davis..........................................  880,635,296           N/A    21,763,546
      Lewis F. Pennock............................................  880,899,481           N/A    21,499,361
      Louis S. Sklar..............................................  880,825,241           N/A    21,573,601
(2)*  Adjournment of approval of an Agreement and Plan of
      Reorganization which provides for the reorganization of AIM
      Equity Funds, Inc. as a Delaware business trust.............  610,634,359    17,637,580   274,126,903**
(3)   Approval of a new Master Investment Advisory Agreement with
      A I M Advisors, Inc.........................................    2,583,274        17,010       535,627**
(4)   Ratification of the selection of KPMG LLP as Independent
      Accountants of the Fund.....................................    3,027,211         7,624       101,076

     The Special Meeting of Shareholders of the Company was reconvened on May 31, 2000. The following matter was then considered:

                                                                                     VOTES       WITHHELD/
      MATTER                                                         VOTES FOR      AGAINST     ABSTENTIONS
      ------                                                        -----------   -----------   -----------
(2)*  Adjournment of approval of an Agreement and Plan of
      Reorganization which provides for the reorganization of AIM
      Equity Funds, Inc. as a Delaware business trust.............  771,237,475    25,045,711   214,550,642**

     The Special Meeting of Shareholders of the Company was reconvened on June 16, 2000. The following matter was then considered:

                                                                                     VOTES       WITHHELD/
      MATTER                                                         VOTES FOR      AGAINST     ABSTENTIONS
      ------                                                        -----------   -----------   -----------
(2)*  Approval of an Agreement and Plan of Reorganization which provides for the reorganization of AIM Equity Funds, Inc. as
      a Delaware business trust...................................  824,680,935    26,389,312   203,059,248**

---------------

* Proposal 1 required approval by a combined vote of all the portfolios of AIM Equity Funds, Inc.
** Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                     OFFICERS                                 OFFICE OF THE FUND
Robert H. Graham                                      Robert H. Graham                         11 Greenway Plaza
Chairman, President and                               Chairman and President                   Suite 100
Chief Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                           Carol F. Relihan
                                                      Senior Vice President and Secretary      INVESTMENT ADVISOR
Bruce L. Crockett
Director                                              Gary T. Crum                             A I M Advisors, Inc.
ACE Limited;                                          Senior Vice President                    11 Greenway Plaza
Formerly Director, President, and                                                              Suite 100
Chief Executive Officer                               Edgar M. Larsen                          Houston, TX 77046
COMSAT Corporation                                    Vice President
                                                                                               TRANSFER AGENT
Owen Daly II                                          Dana R. Sutton
Formerly Director                                     Vice President and Treasurer             A I M Fund Services, Inc.
Cortland Trust Inc.                                                                            P.O. Box 4739
                                                      Melville B. Cox                          Houston, TX 77210-4739
Albert R. Dowden                                      Vice President
Chairman of the Board of Directors,                                                            CUSTODIAN
The Cortland Trust and DHJ Media, Inc.; and           Mary J. Benson
Director, Magellan Insurance Company,                 Assistant Vice President and             State Street Bank and Trust Company
Formerly Director, President and                      Assistant Treasurer                      225 Franklin Street
Chief Executive Officer,                                                                       Boston, MA 02110
Volvo Group North America, Inc.; and                  Sheri Morris
Senior Vice President, AB Volvo                       Assistant Vice President and             COUNSEL TO THE FUND
                                                      Assistant Treasurer
Edward K. Dunn Jr.                                                                             Ballard Spahr
Chairman, Mercantile Mortgage Corp.;                  Jim A. Coppedge                          Andrews & Ingersoll, LLP
Formerly Vice Chairman and President,                 Assistant Secretary                      1735 Market Street
Mercantile-Safe Deposit & Trust Co.; and                                                       Philadelphia, PA 19103
President, Mercantile Bankshares                      Renee A. Friedli
                                                      Assistant Secretary                      COUNSEL TO THE TRUSTEES
Jack Fields
Chief Executive Officer                               P. Michelle Grace                        Kramer, Levin, Naftalis & Frankel LLP
Twenty First Century, Inc.;                           Assistant Secretary                      919 Third Avenue
Formerly Member                                                                                New York, NY 10022
of the U.S. House of Representatives                  Nancy L. Martin
                                                      Assistant Secretary                      DISTRIBUTOR
Carl Frischling
Partner                                               Ofelia M. Mayo                           A I M Distributors, Inc.
Kramer, Levin, Naftalis & Frankel LLP                 Assistant Secretary                      11 Greenway Plaza
                                                                                               Suite 100
Prema Mathai-Davis                                    Lisa A. Moss                             Houston, TX 77046
Formerly Chief Executive                              Assistant Secretary
Officer, YWCA of the U.S.A.                                                                    AUDITORS
                                                      Kathleen J. Pflueger
Lewis F. Pennock                                      Assistant Secretary                      KPMG LLP
Partner                                                                                        700 Louisiana
Pennock & Cooper                                                                               Houston, TX 77002

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership

THE AIM FUNDS RISK SPECTRUM

On the back cover of this fund report, you'll find the funds in the AIM family divided into the following categories: sector, international/global, domestic, taxable and tax-free. You'll also notice that the funds in each category are listed from more aggressive to more conservative.

    Within each category of this risk spectrum, we assessed each fund on the basis of three factors: its holdings, volatility patterns and diversification. From that assessment, we assigned a degree of risk to each fund and ordered them accordingly.

    Mutual funds typically invest in stocks, bonds or money market instruments, each with varying levels of potential risk and reward. Generally, the riskier the investment, the greater the potential reward.

o Stock funds usually offer the most upside potential, but they also carry the greatest risk. Funds that invest in large, well-established companies generally have lower risk/reward potential than funds that invest in small, fast-growing companies.
o Funds that invest in a broad range of industries are considered more diversified and less risky--and potentially less rewarding--than funds that invest in a single sector, such as technology.
o Funds that invest in international markets tend to have higher risk/reward potential than those that invest solely in domestic securities.
o Bond funds are generally considered safer and therefore potentially less rewarding than stock funds. Funds that invest in U.S. Treasury securities typically have lower risk/reward potential than funds that invest in higher-yielding junk bonds.
o Money market funds, while considered extremely safe, typically produce lower returns than stock and bond funds. Moreover, it is possible that a money market fund's returns will not keep pace with inflation.

    The amount of investment risk you undertake depends on several factors: your financial objectives, your risk tolerance and your time horizon. Are you saving for your later years or are you investing to buy a large item, like a car or a house, soon? Are you a young adult early in your work life, or are you approaching retirement?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you may need to be more conservative to meet your goal.
    Because these factors change over time, it's a good idea to reassess your portfolio periodically to make sure it still meets your needs. Your financial advisor can help you figure out if your portfolio is right where it should be or if it could use some fine-tuning.
    In assessing your investments, remember to keep diversification in mind. Such a strategy, where you spread your investments over several types of mutual funds, may help mitigate volatility and/or risk in your portfolio because not all investments behave the same way at the same time.
    AIM has a large selection of mutual funds to choose from. See your financial advisor for insight into which ones would best fit in your portfolio.

                     -------------------------------------

                            THE AMOUNT OF INVESTMENT

                           RISK YOU UNDERTAKE DEPENDS

                            ON SEVERAL FACTORS: YOUR

                           FINANCIAL OBJECTIVES, YOUR

                            RISK TOLERANCE AND YOUR

                                 TIME HORIZON.

                     -------------------------------------

                THE AIM FAMILY OF FUNDS--Registered Trademark--

                                  EQUITY FUNDS

DOMESTIC EQUITY FUNDS                   INTERNATIONAL/GLOBAL EQUITY FUNDS             A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry since
       MORE AGGRESSIVE                          MORE AGGRESSIVE                       1976 and managed approximately $183 billion
                                                                                      in assets for more than eight million
AIM Small Cap Opportunities(1)          AIM Latin American Growth                     shareholders, including individual investors,
AIM Mid Cap Opportunities(2)            AIM Developing Markets                        corporate clients and financial institutions,
AIM Large Cap Opportunities(3)          AIM European Small Company                    as of September 30, 2000.
AIM Emerging Growth                     AIM Asian Growth                                   The AIM Family of Funds--Registered
AIM Small Cap Growth(4)                 AIM Japan Growth                              Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM International Emerging Growth             AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                      AIM European Development                      complex in the United States in assets under
AIM Small Cap Equity                    AIM Euroland Growth                           management, according to Strategic Insight,
AIM Capital Development                 AIM Global Aggressive Growth                  an independent mutual fund monitor.
AIM Constellation                       AIM International Equity                           AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends             AIM Advisor International Value               of the world's largest independent financial
AIM Select Growth                       AIM Global Trends                             services companies with $414 billion in
AIM Large Cap Growth                    AIM Global Growth                             assets under management as of September 30,
AIM Weingarten                                                                        2000.
AIM Mid Cap Equity                             MORE CONSERVATIVE
AIM Value II
AIM Charter                             SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                   MORE AGGRESSIVE
AIM Basic Value
AIM Large Cap Basic Value               AIM New Technology
AIM Balanced                            AIM Global Telecommunications and Technology
AIM Advisor Flex                        AIM Global Resources
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Consumer Products and Services
                                        AIM Global Infrastructure
                                        AIM Advisor Real Estate
                                        AIM Global Utilities

                                               MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

TAXABLE FIXED-INCOME FUNDS              TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income                    AIM High Income Municipal
AIM High Yield II                       AIM Tax-Exempt Bond of Connecticut
AIM High Yield                          AIM Municipal Bond
AIM Income                              AIM Tax-Free Intermediate
AIM Global Income                       AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                    MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

The AIM Risk Spectrum illustrates equity and fixed-income funds from more aggressive to more conservative. When assessing the degree of risk, three factors were considered: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1) AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999. (2) AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4) AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5) AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.

    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective fund prospectus. If used as sales material after Jan. 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.

[DALBAR LOGO APPEARS HERE]                               [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

A I M Distributors, Inc.                                                MCG-AR-1